                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


Date of Report (Date of earliest event reported)       October 2, 1995
                                                --------------------------------


                              II-VI INCORPORATED
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


  Pennsylvania                     0-16195                        25-1214948
--------------------------------------------------------------------------------
 (State or other                 (Commission                   (I.R.S. Employer
  jurisdiction                   File Number)                 Identification No.
of incorporation)


            375 Saxonburg Boulevard, Saxonburg, Pennsylvania        16056
--------------------------------------------------------------------------------
                   (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code   412-352-4455
                                                  ------------------------------

                               ________________
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5.   Other Events

   The Registrant hereby files the financial statements of Virgo Optics (a Division of Sandoz Chemicals Corporation) for the period January 1 to December 29, 1994.

                         Independent Auditors' Report



To the Board of Directors and Shareholders
II-VI Incorporated
Saxonburg, Pennsylvania


   We have audited the accompanying statements of operations and changes in Sandoz Chemicals Corporation Investment in Virgo Optics and cash flows of Virgo Optics ("the Division" - formerly a division of Sandoz Chemicals Corporation -
Note 1) for the period from January 1, 1994 to December 29, 1994. These financial statements are the responsibility of the management of the Division. Our responsibility is to express an opinion on these financial statements based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the statements of operations and changes in Sandoz Chemicals Corporation Investment in Virgo Optics and cash flows referred to above present fairly, in all material respects, the results of operations and cash flows of Virgo Optics for the period January 1, 1994 to December 29, 1994 in conformity with generally accepted accounting principles.

   As discussed in Note 1 to the financial statements, substantially all of the assets and liabilities of the Division were acquired by II-VI Incorporated in December 1994. Also, as discussed in Note 3, prior to the acquisition by II-VI Incorporated, the Division was significantly dependent on its parent company, Sandoz Chemicals Corporation, for financing of its operations.







Alpern, Rosenthal & Company
Pittsburgh, Pennsylvania
September 22, 1995

                                 VIRGO OPTICS
                 (A Division of Sandoz Chemicals Corporation)

                 Statement of Operations and Changes in Sandoz
               Chemicals Corporation Investment in Virgo Optics

--------------------------------------------------------------------------------
           For the Period from January 1, 1994 to December 29, 1994
--------------------------------------------------------------------------------


Net Sales                                                       $4,622,220

Cost of Sales                                                    3,191,907
                                                                ----------

       Gross Profit                                              1,430,313
                                                                ----------

Operating Expenses
  Selling                                                          358,644
  Research and development                                         218,520
  Royalties                                                        231,593
  General and administrative                                       823,792
                                                                ----------

       Total Operating Expenses                                  1,632,549
                                                                ----------

       Loss from Operations                                        202,236

Other Expense - Net                                                  6,682
                                                                ----------

       Loss before Income Taxes                                   (208,918)
                                                                ----------

Income Tax Provision (Benefit)
  Current provision                                                100,000
  Deferred benefit                                                (178,000)
                                                                ----------

                                                                   (78,000)
                                                                ----------

       Net Loss                                                   (130,918)

Sandoz Chemicals Corporation Investment in Virgo Optics -
 January 1, 1994                                                 2,616,404

  Advances from Sandoz Chemicals Corporation                       125,565
                                                                ----------

Sandoz Chemicals Corporation Investment in Virgo Optics -
 December 29, 1994                                              $2,611,051
                                                                ==========

  The accompanying notes are an integral part of these financial statements.

                                 VIRGO OPTICS
                 (A Division of Sandoz Chemicals Corporation)

                            Statement of Cash Flows

--------------------------------------------------------------------------------
            For the Period from January 1, 1994 to December 29, 1994
--------------------------------------------------------------------------------

Cash Flows Provided by (Used for) Operating Activities
  Net loss                                                  ($ 130,918)
  Adjustments to reconcile net loss to net cash
   provided by operating activities
    Depreciation                                               515,176
    Provision for inventory obsolescence                       405,187
    Recovery of bad debts                                      (40,000)
    Loss on disposal of equipment                               70,588
    Changes in
      Accounts receivable                                     (106,956)
      Inventory                                               (534,683)
      Other                                                   (154,544)
                                                            ----------

       Net Cash Provided by Operating Activities                23,850
                                                            ----------

Cash Flows Provided by (Used for) Investing Activities
  Purchase of equipment                                       (187,415)
  Proceeds from sale of equipment                               38,000
                                                            ----------

       Net Cash Used for Investing Activities                 (149,415)
                                                            ----------

Cash Flows Provided by Financing Activities
  Advances from Parent Company                                 125,565
                                                            ----------

Cash - Beginning of period                                         600
                                                            ----------

Cash - End of period                                         $     600
                                                            ==========

  The accompanying notes are an integral part of these financial statements.

                                 VIRGO OPTICS
                 (A Division of Sandoz Chemicals Corporation)

                       Notes to the Financial Statements


Note 1 - Summary of Significant Accounting Policies

     A.  Basis of Presentation

         The financial statements include the accounts of Virgo Optics ("the Division"), a division of Sandoz Chemicals Corporation ("the Parent"), for the period from January 1, 1994 to December 29, 1994. Virgo Optics designs, develops and manufactures infrared, electronic and electro-optic materials, optics, components, and detectors used in industrial, medical and scientific solid-state lasers and electro-optic equipment.

         On December 29, 1994, the Parent sold certain assets and liabilities of the Division to II-VI Incorporated. As a result of the transaction, the Parent has agreed to reimburse II-VI Incorporated for any uncollectible accounts receivable.

     B.  Inventory

         Inventories are stated at the lower of cost or market using the average cost method.

     C.  Property and Equipment

         Depreciation is computed using the straight-line basis over the estimated useful lives of the assets, ranging from three to ten years. Maintenance, repairs and minor renewals are expensed as incurred. Major renewals or betterments, which prolong the life of the assets, are capitalized. When assets are sold or retired, the cost and accumulated depreciation are removed from the accounts and any gain or loss is included in income.

     D.  Use of Estimates in the Financial Statements

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Note 2 - Rental Expense and Lease Commitments

     The Division leases office space and real property under operating leases with unexpired terms ranging from one to two years. Rental expense totaled $203,308 in 1994. Minimum lease payments for fiscal years 1995 and 1996 total $126,000 and $9,000, respectively.

Note 3 - Related Party Transactions

     The Division is dependent upon the Parent for financing of operations. The Division participated in the Parent's centralized cash management system during the period presented. Cash receipts attributable to the Division's operations are collected by the Parent, and cash disbursements are provided by the Parent. The net effect of these transactions are included in "Sandoz Chemicals Corporation Investment in Virgo Optics".

     The Parent provides accounting and administrative services to the Division. During 1994, the Division paid the Parent a management fee totaling $64,000 for these services. Management believes this allocation is a reasonable reflection of the Division's use of services, but may not necessarily be indicative of actual costs incurred or costs to be incurred in the future.

     The Division paid royalties of approximately $232,000 and commissions of approximately $25,000 in 1994 to Sandoz, Ltd., the parent company of Sandoz Chemicals Corporation.

     Retirement benefits were offered to employees of the Division by the Parent. Those benefits consisted of a noncontributory defined benefit pension plan and a defined contribution employee savings plan. The accompanying statement of operations includes expense of approximately $75,000 and $30,000, respectively, attributable to participation in such plans. Subsequent to December 29, 1994, all employees vested in the retirement plans will be paid the vested amounts.

     Income taxes have been allocated from the Parent to the Division as if the Division were a separate taxpayer. To the extent the Division's past losses reduced taxable income of the consolidated group, a benefit has been allocated to the Division. The impact of this benefit is included in Sandoz Chemicals Corporation's investment in the Division. The current income tax provision of $100,000 and deferred tax benefits totaling $178,000 related to the period ended December 29, 1994 are included in the Parent's investment in the Division. The significant components of the deferred tax benefits relate to inventory reserves and accumulated depreciation.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 II-VI Incorporated
                                     -------------------------------------------
                                                    (Registrant)


      October 2, 1995                By:  /s/  James Martinelli
-------------------------------      -------------------------------------------
            (Date)                      James Martinelli
                                        Treasurer and
                                        Director of Finance and Accounting